UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

______________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2009

BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28740	05-0489664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 460-1600

________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2009, BioScrip, Inc. (the “Company”), through its subsidiaries BioScrip Pharmacy Services, Inc. (“Pharmacy Services”), BioScrip Infusion Services, Inc. (“Infusion Services Inc”), BioScrip Pharmacy (NY), Inc. (“Pharmacy (NY)”), BioScrip PBM Services, LLC (“PBM Services”), BioScrip Pharmacy, Inc. (“Pharmacy”), Natural Living, Inc. (“Natural Living”), BioScrip Infusion Services, LLC (“Infusion Services LLC”) and Bradhurst Specialty Pharmacy, Inc. (“Bradhurst”, and together with Pharmacy Services, Infusion Services Inc, Pharmacy (NY), PBM Services, Pharmacy, Natural Living and Infusion Services LLC, each a “Borrower” and collectively, jointly and severally, the “Borrowers”), entered into a Fourth Amendment to the Amended and Restated Loan and Security Agreement (the “LSA”) among the Borrowers and HFG Healthco-4 LLC, an affiliate of Healthcare Finance Group, Inc. (“HFG”).

Item 9.01	Financial Statements and Exhibits

(c) Exhibits. The following information is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to the Amended and Restated Loan Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: December 31, 2009	BIOSCRIP, INC.

By:	/s/ Barry A. Posner
Barry A. Posner, Executive Vice President, Secretary and General Counsel